SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report:  May 13, 2003

INTERNATIONAL ALUMINUM CORPORATION
(Exact name of Registrant as specified in its charter)

Commission File Number 1-7256

California	95-2385235
(State of incorporation)	(I.R.S. Employer No.)

767 Monterey Pass Road Monterey Park, California 91754 (323) 264-1670 (Principal executive office)

INTERNATIONAL ALUMINUM CORPORATION

INDEX

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                (c)           Exhibits

                                Exhibit 99.1            Earnings Release dated May 13, 2003

ITEM 9.  REGULATION FD DISCLOSURE

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12.  Disclosure of Results of Operations and Financial Condition”, in accordance with SEC Release Nos. 33-8216 and 34-47583.  The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

On May 13, 2003, International Aluminum Corporation issued a press release announcing its financial results for the third quarter ended March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL ALUMINUM CORPORATION (Registrant)

Date: May 13, 2003	By:	/s/	MITCHELL K. FOGELMAN
Mitchell K. Fogelman
Senior Vice President — Finance